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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 8, 2004

                              --------------------

                           MERCANTILE BANK CORPORATION
             (Exact name of registrant as specified in its charter)


           MICHIGAN                    000-26719                38-3360865
(State or other jurisdiction       (Commission File           (IRS Employer
      of incorporation)                Number)            Identification Number)



5650 BYRON CENTER AVENUE SW, WYOMING, MICHIGAN                    49509
   (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code         616-406-3777
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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      Press Release. On April 8, 2004, Mercantile Bank Corporation issued a press release announcing a 5% stock dividend and related financial information. A copy of the press release is attached as Exhibit 99.1 and incorporated here by reference.

      The information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      MERCANTILE BANK CORPORATION


                                      By:  /s/ Charles E. Christmas
                                         ---------------------------------------
                                           Charles E. Christmas
                                           Senior Vice President,
                                           Chief Financial Officer and Treasurer

Date:  April 8, 2004


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                                  EXHIBIT INDEX

Exhibit Number              Description
--------------              -----------

      99.1 Press release of Mercantile Bank Corporation reporting a 5% stock dividend and related financial information.


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